________________________________________________________________________________
________________________________________________________________________________

          __________________________________________

                        HYPERION 2005

                          INVESTMENT

                            GRADE

                         OPPORTUNITY

                          TERM TRUST

________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________

                        Annual Report
________________________________________________________________________________

                      December 31, 1999


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------


                                                               February 23, 2000

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 1999. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

Interest rates rose significantly throughout 1999, spurred by exceptional U.S. economic strength, a powerful bull market in stocks, and three separate quarter-point increases of the Federal Funds rate by the Federal Reserve. From June 30, 1999 to December 31, 1999, the yield on the 2-year U.S. Treasury
Note increased from 5.52% to 6.23%, the yield on the 10-year U.S. Treasury Note rose from 5.78% to 6.43%, and the Federal Funds rate rose from 5.00% to 5.50%. For single-family mortgages, the Federal Home Loan Mortgage Corporation ("FHLMC") average 30-year mortgage rate rose from 7.63% to 8.06%.

Over the short term, the environment for fixed income securities will continue to be challenging. Consumer spending and confidence are up, stock prices continue to rise, and labor markets are tight. We believe that the Federal Reserve will increase the Federal Funds rate several times in the next six months, and will continue to do so to slow the economy.

Over the longer term, we believe that the Federal Reserve will be successful in engineering a slowdown in economic activity, which should allow interest rates to fall back toward mid-1999 levels. However, given the ultimate uncertainty regarding the actions of the Federal Reserve and the strength of the economy, we expect volatility to be high over the next few months.

Portfolio Strategy and Performance

Over the past year, our strategy has focused on building a high degree of credit quality and liquidity into the portfolio, while maintaining relatively short duration and limited exposure to prepayment risk. To accomplish these goals, we have concentrated our largest holdings in low coupon, well-structured Agency issued Planned Amortization Class ("PAC")
Collateralized Mortgage Obligations ("CMOs"). Our credit profile is extremely strong, with 84% of the Trust's total assets either rated AAA or guaranteed by a government-sponsored agency.

During the past six months, we shifted a small amount of funds out of Agency and non-Agency mortgage-backed securities ("MBS"), and into housing-related asset-backed securities ("ABS") backed by home equity loans and second mortgages. This move allowed us to earn a relatively high yield while maintaining moderate duration and limited exposure to prepayment risk.

Over the longer term, we will attempt to position the Trust for a falling interest rate environment. Over the last year, the duration of the Trust has been shorter than that of its November 2005 maturity date, and in anticipation of moderate economic activity, we plan to extend the duration of the portfolio back out to its maturity target, while continuing to emphasize liquidity and limiting prepayment risk. Additionally, over the next six months, we will attempt to enhance income by allocating a small portion of the Trust's assets into A and AA rated securities. Though this allocation will result in a slight extension of the Trust's duration, it will remain within range of the scheduled November 2005 termination target.

As of the end of January, the Trust, inclusive of leverage, had an average duration of 5.9 years; the core (non-leveraged) assets had a duration of 4.1 years.

The Trust's total return for the twelve month period ending December 31, 1999, was (1.42%). Total return is calculated based upon the change in Net Asset Value ("NAV") of the Trust's shares, and includes reinvestment of dividends. The closing NAV of the Trust on December 31, 1999 was $9.04 per share. Based on the NYSE closing price of $7.9375 on December 31, 1999, the yield of the Trust was 6.61%.

The Board of Directors has authorized the Trust to purchase and retire up to 30% of the Trust's original outstanding common shares (approximately 4.8 million shares). Previously, the Board of Directors had authorized the Trust to purchase and retire up to 25% of the Trust's original outstanding common shares. From the inception of the Trust, through and including December 31, 1999, the Trust has repurchased and retired 4,674,100 shares, capturing $0.3217 in additional NAV per share, for a total of $5,480,997 for all shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category as of December 31, 1999.

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               Portfolio Of Investments As Of December 31, 1999*

 U.S. Government Agency Collateralized Mortgage Obligations           45.0%
 Asset-Backed Securities                                              31.9%
 Commercial Mortgage-Backed Securities                                12.9%
 Subordinated Collateralized Mortgage Obligations                      2.0%
 Municipal Zero Coupon Securities                                      7.2%
 Repurchase Agreement                                                  1.0%

*As a percentage of total investments.


Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,




ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 2005 Investment Grade
   Opportunity Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
Hyperion 2005 Investment Grade
   Opportunity Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


-------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                                    Principal
December 31, 1999                                              Interest                       Amount               Value
                                                                 Rate      Maturity           (000s)              (Note 2)
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 65.9%
Federal Home Loan Mortgage Corporation (FHLMC)
    Series 2021, Class PT                                        6.00  %    06/15/22         $ 39,140 @           $ 37,549,351
    Series 2029, Class PB                                        6.00       02/15/22           37,141 @             35,768,640
    Series 2050, Class PG                                        6.25       02/15/23            7,955                7,597,184
                                                                                                         ----------------------
                                                                                                                    80,915,175
                                                                                                         ----------------------
Federal National Mortgage Association (FNMA)
    Series 1998-44, Class QE                                     6.00       04/18/21            5,000                4,786,700
    Series 1998-36, Class PM                                     6.25       11/18/22           16,300 @             15,756,444
                                                                                                         ----------------------
                                                                                                                    20,543,144
                                                                                                         ----------------------

Total U.S. Government Agency Collateralized Mortgage Obligations
         (Cost - $105,784,169)                                                                                     101,458,319
                                                                                                         ----------------------

-------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 46.7%
Green Tree Financial Corporation
    Series 1999-2, Class M1                                      6.80       12/01/30            5,000                4,591,450
                                                                                                         ----------------------

Midland Receivables *
    Series 1998-1                                                8.63       01/15/04            1,868                1,858,789
                                                                                                         ----------------------

The Money Store
    Series 1996-B, Class A8                                      7.91       05/15/24            3,000                3,012,810
                                                                                                         ----------------------

Norse Ltd.*
    Series 1A, Class A3                                          6.52       08/13/10           10,000                9,235,940
                                                                                                         ----------------------

Residential Funding Mortgage Securities II
    Series 1999-HI1, Class A4                                    6.51       09/25/29           16,000               15,513,760
    Series 1999-HS2, Class AI4                                   6.34       07/25/29           15,991               15,416,283
    Series 1999-HS2, Class IO                                    2.00       07/25/29           23,065                  506,623
                                                                                                         ----------------------
                                                                                                                    31,436,666
                                                                                                         ----------------------

Saxon Asset Securities Trust
    Series 1999-3, Class MF1                                     7.75       12/25/29           10,000                9,839,880
                                                                                                         ----------------------

Standard Credit Card Master Trust
    Series 1994-2, Class B                                       7.50       04/07/08           11,900               11,984,728
                                                                                                         ----------------------

Total Asset-Backed Securities
         (Cost - $74,781,235)                                                                                       71,960,263
                                                                                                         ----------------------

-------------------------------------------------------------------------------------------------------------------------------

PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 21.8%
Commercial Mortgage Backed Securities - 18.8%
DLJ Mortgage Acceptance Corp. *
    Series 1997-CF2, Class CP (IO)                               1.36  +    11/15/04          125,000                6,836,000
    Series 1996-CF1, Class A1B                                   7.58       02/12/06            3,000                3,035,520
                                                                                                         ----------------------
                                                                                                                     9,871,520
                                                                                                         ----------------------

Morgan Stanley Capital I *
    Series 1999-1NYP, Class A2                                   6.84       05/03/06           16,000               15,426,240
                                                                                                         ----------------------

Resolution Trust Corporation
    Series 1992-C8, Class B                                      8.84       12/25/23            3,663                3,726,626
                                                                                                         ----------------------

Total Commercial Mortgage Backed Securities
         (Cost - $30,024,621)                                                                                       29,024,386
                                                                                                         ----------------------

PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Subordinated Collateralized Mortgage Obligations - 3.0%
Countrywide Funding Corporation
    Series 1994-5, Class A3A                                     6.50  %    03/25/09          $ 1,000                $ 975,970
                                                                                                         ----------------------

Countrywide Home Loans
    Series 1996-1, Class B1                                      7.25       05/25/26            3,758                3,590,837
                                                                                                         ----------------------

Total Subordinated Collateralized Mortgage Obligations
         (Cost - $4,586,256)                                                                                         4,566,807
                                                                                                         ----------------------

Total Private Collateralized Mortgage Obligations
         (Cost - $34,610,877)                                                                                       33,591,193
                                                                                                         ----------------------

-------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 10.5%
Texas - 9.5%
Houston Texas Water & Sewer System
    Revenue Bond, AMBAC                                          5.26  (a)  12/01/06            5,000                3,493,825

San Antonio Texas, Electricity & Gas
    Revenue Bond, Series B, FGIC                                 5.01  (a)  02/01/07           10,000                7,048,210

Texas Municipal Power Agency
    Revenue Bond, AMBAC                                          5.18  (a)  09/01/05            5,490                4,111,071
                                                                                                         ----------------------
                                                                                                                    14,653,106
                                                                                                         ----------------------
West Virginia - 1.0%
West Virginia State Parkways Economic
    Development and Tourism Authority
    Revenue Bond, FGIC                                           4.89  (a)  05/15/05            1,975                1,524,325
                                                                                                         ----------------------

Total Municipal Zero Coupon Securities
         (Cost - $15,464,573)                                                                                       16,177,431
                                                                                                         ----------------------

-------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.5%
Dated 12/31/99, with State Street Bank and Trust Company;
    proceeds: $2,267,567, collateralized by $2,320,000
    Federal National Mortgage Association, 6.195%, due 12/27/00,
    value: $2,321,195
         (Cost - $2,267,000)                                     3.00       01/03/00            2,267                2,267,000
                                                                                                         ----------------------

-------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 146.4%
         (Cost - $232,907,854)                                                                                     225,454,206

Liabilities in Excess of Other Assets - (46.4%)                                                                    (71,430,142)
                                                                                                         ----------------------

NET ASSETS - 100.0%                                                                                              $ 154,024,064
                                                                                                         ======================

-------------------------------------------------------------------------------------------------------------------------------


     (a) - Zero Coupon Bonds. Interest rate represents current yield to maturity.
       @  - Portion of or entire principal amount delivered as collateral  to counterparty for reverse repurchase agreements.  (Note 5)
       +  - Variable Rate Security - Interest rate is rate in effect as of
               December 31, 1999.
       * - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
    AMBAC  -Insured by American Municipal Bond Assurance Corporation.
    FGIC  - Insured by Financial Guaranty Insurance Company.
      IO - Interest Only Security - Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.


__________
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 1999

--------------------------------------------------------------------------------

Assets:
Investments, at value (cost $232,907,854) (Note 2)                                                       $              225,454,206
Cash                                                                                                                            797
Interest receivable                                                                                                       1,302,869
Principal paydowns receivable                                                                                                 4,035
Prepaid expenses                                                                                                             90,204
                                                                                                         ---------------------------
          Total assets                                                                                                  226,852,111
                                                                                                         ---------------------------

Liabilities:
Reverse repurchase agreements (Note 5)                                                                                   70,478,000
Interest payable (Note 5)                                                                                                 1,427,401
Distribution payable                                                                                                        756,936
Investment advisory fee payable (Note 3)                                                                                     86,169
Administration fee payable (Note 3)                                                                                          21,346
Accrued expenses and other liabilities                                                                                       58,195
                                                                                                         ---------------------------
          Total liabilities                                                                                              72,828,047
                                                                                                         ---------------------------

Net Assets (equivalent to $9.04 per share based on
         17,036,573 shares issued and outstanding)                                                       $              154,024,064
                                                                                                         ===========================

Composition of Net Assets:
Capital stock, at par ($001) (Note 6)                                                                    $                   17,037
Additional paid-in capital (Note 6)                                                                                     165,364,440
Undistributed net investment income                                                                                       1,678,185
Accumulated net realized loss                                                                                            (5,581,950)
Net unrealized depreciation                                                                                              (7,453,648)
                                                                                                         ---------------------------

Net assets applicable to capital stock outstanding                                                       $              154,024,064
                                                                                                         ===========================

__________
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 1999

--------------------------------------------------------------------------------

Investment Income (Note 2):
         Interest                                                                                         $              14,744,516
                                                                                                          --------------------------

Expenses:
         Investment advisory fee (Note 3)                                                                                 1,044,715
         Administration fee (Note 3)                                                                                        258,052
         Insurance                                                                                                          118,288
         Directors' fees                                                                                                     75,534
         Custodian                                                                                                           61,346
         Accounting and tax services                                                                                         51,450
         Legal                                                                                                               37,118
         Reports to shareholders                                                                                             31,090
         Registration fees                                                                                                   24,260
         Transfer agency                                                                                                     22,817
         Miscellaneous                                                                                                       35,301
                                                                                                          --------------------------
                  Total operating expenses                                                                                1,759,971
                        Interest expense (Note 5)                                                                         4,222,481
                                                                                                          --------------------------
                  Total expenses                                                                                          5,982,452
                                                                                                          --------------------------
         Net investment income                                                                                            8,762,064
                                                                                                          --------------------------

Realized and Unrealized Loss on Investments (Note 2):
Net realized loss on investment transactions                                                                               (880,032)
Net change in unrealized appreciation on investments                                                                    (10,263,138)
                                                                                                          --------------------------

Net realized and unrealized loss on investments                                                                         (11,143,170)
                                                                                                          --------------------------
Net decrease in net assets resulting from operations                                                      $              (2,381,106)
                                                                                                          ==========================

__________
See notes to financial statements.


------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets

                                                                                            For the Year Ended December 31,
                                                                                ----------------------------------------------------

                                                                                            1999                      1998
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Resulting from Operations:
     Net investment income                                                      $              8,762,064   $              9,704,494
     Net realized gain (loss) on investments and futures transactions                           (880,032)                 6,649,825
     Net change in unrealized appreciation on investments                                    (10,263,138)                (6,000,827)
                                                                                -------------------------  -------------------------
     Net increase (decrease) in net assets resulting from operations                          (2,381,106)                10,353,492
                                                                                -------------------------  -------------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                    (9,126,724)                (9,481,814)
                                                                                -------------------------  -------------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                               (591,685)                (2,268,023)
                                                                                -------------------------  -------------------------
          Total decrease in net assets                                                       (12,099,515)                (1,396,345)
                                                                                -------------------------  -------------------------

Net Assets:
     Beginning of year                                                                       166,123,579                167,519,924
                                                                                -------------------------  -------------------------
     End of year (including undistributed net investment income
          of  $1,678,185 and $2,026,577, respectively)                          $            154,024,064   $            166,123,579
                                                                                =========================  =========================
__________
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 1999

--------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
       Interest received (including net amortization of $330,610)                                       $                16,409,223
       Interest expense paid                                                                                             (3,000,657)
       Operating expenses paid                                                                                           (1,761,724)
       Purchases and sales of short-term portfolio investments, net                                                      (1,690,000)
       Purchases of long-term portfolio investments                                                                     (77,392,904)
       Proceeds from disposition of long-term portfolio investments
             and principal paydowns                                                                                      90,161,921
                                                                                                        ----------------------------
       Net cash provided by operating activities                                                                         22,725,859
                                                                                                        ----------------------------

Cash flows used for financing activities:
       Net cash used for reverse repurchase agreements                                                                  (12,956,000)
       Cash used to repurchase and retire Trust shares                                                                     (591,685)
       Cash dividends paid                                                                                               (9,178,273)
                                                                                                        ----------------------------
       Net cash used for financing activities                                                                           (22,725,958)
                                                                                                        ----------------------------

Net decrease in cash                                                                                                            (99)
Cash at beginning of year                                                                                                       896
                                                                                                        ----------------------------
Cash at end of year                                                                                     $                       797
                                                                                                        ============================


Reconciliation of Net Decrease in Net Assets Resulting from Operations to
      Net Cash Provided by Operating Activities:

Net decrease in net assets resulting from operations                                                    $                (2,381,106)
                                                                                                        ----------------------------
       Decrease in investments                                                                                           13,160,748
       Decrease in net unrealized appreciation on investments                                                            10,263,138
       Decrease in interest receivable                                                                                      467,043
       Decrease in prepaid expenses and other assets                                                                         17,453
       Increase in other liabilities                                                                                      1,198,583
                                                                                                        ----------------------------
               Total adjustments                                                                                         25,106,965
                                                                                                        ----------------------------

Net cash provided by operating activities                                                               $                22,725,859
                                                                                                        ============================
____________
See notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights

                                                                         For the Year Ended December 31,
                                               ------------------------------------------------------------------------------------

                                                   1999               1998              1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of year          $          9.71     $         9.65   $          8.89  $          9.29   $         8.11
                                            ----------------    ---------------  ---------------- ----------------  ---------------
Net investment income                                  0.51               0.56              0.65             0.67             0.63
Net realized and unrealized gains (losses)
     on investments, short sales, futures and
     options transactions                             (0.65)              0.03              0.47            (0.45)            1.22
                                            ----------------    ---------------     -------------    -------------  ---------------
Net increase (decrease) in net asset value
     resulting from operations                        (0.14)              0.59              1.12             0.22             1.86
                                            ----------------    ---------------     -------------    -------------  ---------------
Net effect of shares repurchased                       0.01               0.02              0.25             0.01             0.01
Dividends from net investment income                  (0.54)             (0.55)            (0.61)           (0.63)           (0.68)
                                            ----------------    ---------------     -------------    -------------  ---------------
Net asset value, end of year                $          9.04     $         9.71   $          9.65  $          8.89   $         9.29
                                            ================    ===============  ================ ================  ===============
Market price, end of year                   $        7.9375     $       8.6250   $        8.4375  $        7.5000   $       7.6250
                                            ================    ===============  ================ ================  ===============

Total Investment Return +                             (1.82)%            8.92%            20.69%            6.98%           19.10%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (000s)                     $154,024           $166,124          $167,520         $187,668         $198,279
Total operating expenses                              1.10%              1.06%             1.05%            1.08%            1.08%
Interest expense                                      2.63%              2.45%             2.57%            2.37%            2.49%
Total Expenses                                        3.73%              3.51%             3.62%            3.45%            3.57%
Net investment income                                 5.45%              5.78%             6.87%            7.65%            7.14%
Portfolio turnover rate                                 33%                79%               90%             116%             163%
_____________
+    Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions.  Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.
_____________
See notes to financial statements.




--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 1999

--------------------------------------------------------------------------------



1.   The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of

2.  Significant Accounting Policies (continued)

imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing covered call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.


2.  Significant Accounting Policies (continued)

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the year ended December 31, 1999, the Advisor earned $1,044,715 in advisory fees from the Trust.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has
entered into a Sub-Administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and
Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended December 31, 1999, the Administrator earned $258,052 in administration fees from the Trust. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, the Administrator and/or the Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 1999, were
$65,973,310 and $6,743,203, respectively. Purchases and sales of U.S. Government securities, for the year ended December 31, 1999, were $11,419,594 and $78,794,551, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the
U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 1999 was substantially the same for financial reporting. At December 31, 1999, the Trust had a capital loss carryforward of approximately $4,707,137, of which $4,704,826 expires in 2003 and $2,311 expires in
2007, available to offset any future capital gains.

Capital Account Reclassification - For the year ended December 31, 1999, the Trust's undistributed net investment income was increased by $16,268 and accumulated net realized loss was decreased by $2,908, with an offsetting decrease in paid-in-capital of $19,176.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to
repurchase.   In  the  event  the  buyer  of  securities  under  a  reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or
5.       Borrowings (continued)

receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At December 31, 1999, the Trust had the following reverse repurchase agreements outstanding:

                                                              Maturity in
                                                            Zero to 30 days
                             Maturity Amount...............   $72,344,955
                             Market Value of Assets Sold
                                Under Agreements...........   $74,492,894
                             Weighted Average Interest Rate         5.87%


The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1999 was $79,021,337 at a weighted average interest rate of 5.34%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $82,572,000, as of January 15, 1999, which was 32.81% of total assets.

6.  Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 17,036,573 shares outstanding at December 31, 1999, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of December 31, 1999, 4,674,100 shares have been repurchased pursuant to this program at a cost of $37,279,769 and an average discount of 13.17% from its net asset value. For the year ended December 31, 1999, 69,100 shares have been repurchased at a cost of $591,685 and an average discount of 11.14% from its net asset value. For the year ended December 31, 1998, 261,200 shares had been repurchased at a cost of $2,268,023, at an average discount of 11.03%. All shares repurchased have been, or will be, retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no written option or futures contracts activity for the year ended December 31, 1999.



--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Independent Accountants

--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York  10036

February 23, 2000


---------------------------------------------------------------------------

                        TAX INFORMATION (unaudited)

---------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, none of the Trust's distributions during the fiscal year ended December 31, 1999 were earned from U.S. Treasury obligations. None of the Trust's distributions qualifies for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1999, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 2000. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.




---------------------------------------------------------------------------

                        DIVIDEND REINVESTMENT PLAN
___________________________________________________________________________

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The  automatic   reinvestment  of  dividends  and  distributions  will  not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.


INVESTMENT ADVISOR AND ADMINISTRATOR                                TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.                                   BOSTON EQUISERVE L.P.
One Liberty Plaza                                                   Investor Relations Department
165 Broadway, 36th Floor                                            P.O. Box 8200
New York, New York  10006-1404                                      Boston, Massachusetts 02266-8200
For General Information about the Trust:                            For Shareholder Services:
(800) HYPERION                                                      (800) 426-5523

SUB-ADMINISTRATOR                                                   INDEPENDENT ACCOUNTANTS

INVESTORS CAPITAL SERVICES, INC.                                    PRICEWATERHOUSECOOPERS LLP
600 Fifth Avenue, 26th Floor                                        1177 Avenue of the Americas
New York, New York  10020                                           New York, New York  10036

CUSTODIAN AND FUND ACCOUNTING AGENT                                 LEGAL COUNSEL

STATE STREET BANK AND TRUST COMPANY                                 SULLIVAN & WORCESTER LLP
225 Franklin Street                                                 1025 Connecticut Avenue, N.W.
Boston, Massachusetts  02116                                        Washington, D.C.  20036


Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.


--------------------------------------------------------------------------------

Officers & Directors

--------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Harry E. Petersen, Jr.*
Director

Leo M. Walsh, Jr.*
Director

Kenneth C. Weiss
Director

John W. English*
Director

Garth Marston
Director Emeritus

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

Hyperion 2005 Investment Grade Opportunity
                           Term Trust, Inc.
                          One Liberty Plaza
                    165 Broadway, 36th Floor
                  New York, NY  10006-1404